SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

LJ INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

LJ INTERNATIONAL INC.

Unit #12, 12/F, Block A

Focal Industrial Centre

21 Man Lok Street

Hung Hom, Kowloon, Hong Kong

(011) 852-2764-3622

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, December 21, 2012

To Our Shareholders:

PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, December 21, 2012, at 11:00 a.m., local time, for the following purposes:

1. To elect two (2) Class I directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified;

2. To ratify the selection of Deloitte Touche Tohmatsu CPA Limited as our independent registered public accounting firm (the “Ratification of Auditor Proposal”); and

3. To transact such other business as may properly come before the meeting or any adjournment.

The board of directors has fixed the close of business on October 26, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

Dated: November 7, 2012	By Order of the Board of Directors Ka Man Au, Secretary Secretary

Important Notice Regarding Availability of Proxy Materials

For the Annual Meeting of Shareholders to be Held on December 21, 2012

The proxy statement and annual report on Form 20-F are available at

www.edocumentview.com/JADE.

Please note that due to changes in the NYSE rules, brokers are no longer permitted to vote your shares on proposals for the election of directors or on any other non-routine matters if you have not given your broker specific instructions on how to vote your shares. PLEASE BE SURE TO GIVE SPECIFIC VOTING INSTRUCTIONS TO YOUR BROKER SO THAT YOUR VOTES CAN BE COUNTED.

IMPORTANT

Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

LJ INTERNATIONAL INC.

Unit #12, 12/F, Block A

Focal Industrial Centre

21 Man Lok Street

Hung Hom, Kowloon, Hong Kong

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, December 21, 2012

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors of LJ International Inc. for use at our annual meeting of shareholders to be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, December 21, 2012, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about November 7, 2012.

Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted “FOR” the election as directors of those nominees named in the proxy statement, “FOR” the proposal to ratify the selection of our independent registered public accounting firm and in accordance with his best judgment on all other matters that may properly come before the meeting.

The form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

PURPOSE OF MEETING

As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

1. To elect two (2) Class I directors to hold office for the term specified herein or until their successors are elected and qualified;

2. To ratify the selection of Deloitte Touche Tohmatsu CPA Limited as our independent registered public accounting firm (the “Ratification of Auditor Proposal”); and

3. To transact such other business as may properly come before the meeting or any adjournment.

VOTING AT MEETING

Our voting securities consist solely of common stock, $.01 par value per share.

The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 26, 2012, at which time we had outstanding and entitled to vote at the meeting 31,817,672 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

The election of each director and approval of the Ratification of Auditor Proposal each will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and voted thereon. Cumulative voting for directors is not authorized.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of March 31, 2012 by:

•	each person who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors as a group.

As of March 31, 2012, we had 31,675,672 shares of our common stock issued and outstanding.

This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

The address for each person named below is c/o LJ International Inc., Unit #12, 12/F, Block A, Focal Industrial Centre, 21 Man Lok Street, Hung Hom, Kowloon, Hong Kong.

	Number		Percent
Name of Beneficial Holder	Shares Beneficially Owned
Yu Chuan Yih	3,434,353		10.8
Ka Man Au	585,629	(1)	1.8
Hon Tak Ringo Ng	625,000	(2)	2.0
Hoi Tsun Peter Au Andrew N. Bernstein	0 0		0 0
Xiang Xiong Deng	10,000	(3)	*
Jin Wang	0		0
Jieyun Yu	0		0
All directors and executive officers as a group (8 persons)	4,654,982		14.7

*	Represents less than 1% beneficial ownership

(1)	Includes options currently exercisable to acquire:

•	150,000 shares of common stock at $2.00 per share at any time until June 30, 2013

•	50,000 shares of common stock at $0.60 per share at any time through February 16, 2013

(2)	Includes options currently exercisable to acquire:

•	150,000 shares of common stock at $2.00 per share at any time until June 30, 2013

•	50,000 shares of common stock at $0.60 per share at any time through February 16, 2013

(3)	Represents options currently exercisable to acquire:

•	10,000 shares of common stock at $0.60 per share at any time through February 16, 2013

BOARD OF DIRECTORS

Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.

We have established an audit committee, which currently consists of Xiang Xiong Deng, Jin Wang and Jieyun Yu. Its functions are to:

•	recommend annually to our board of directors the appointment of our independent public accountants;

•	discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

•	review and approve non-audit services of the independent public accountants;

•	review compliance with our existing accounting and financial policies;

•	review the adequacy of our financial organization; and

•	review our management’s procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.

We have established a nominating committee, which currently consists of Xiang Xiong Deng, Jin Wang and Andrew N. Bernstein. Its purpose and functions are to:

•	assess the size and composition of the board of directors in light of our operating requirements and existing social attitudes and trends;

•	develop membership qualifications for the board of directors and all board committees;

•	monitor compliance with board of director and board committee membership criteria;

•	review and recommend directors for continued service as required based on our evolving needs;

•	coordinate and assist management and the board of directors in recruiting new members to the board of directors; and

•

investigate suggestions for candidates for membership on the board of directors and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the board of directors, including stockholder nominations for the board of directors.

We have established a compensation committee, which currently consists of Andrew N. Bernstein, Jieyun Yu and Jin Wang. Its purpose and functions are to:

•	review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers;

•	evaluate the chief executive officer’s performance in light of such goals and objectives at least annually and communicate the results to the chief executive officer and the board of directors;

•

set the chief executive officer’s compensation levels based on the foregoing evaluation (including annual salary, bonus, stock options and other direct and indirect benefits), with ratification by the independent directors of the full board of directors; and

•	set the other executive officers’ compensation levels (including annual salary, bonus, stock options and other direct and indirect benefits).

No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he or she served.

Each non-employee director is compensated separately for service on the board and may be reimbursed for expenses to attend board and committee meetings.

ELECTION OF DIRECTORS

Our board of directors consists of seven members and is divided into three classes. The directors in each class serve three-year terms and in each case until their respective successors are duly elected and qualified. However, since this classified board structure was adopted during 2012, each director initially appointed to Class I (Yu Chuan Yih and Xiang Xiong Deng) serves for an initial term expiring at our annual meeting of members in 2012; each director initially appointed to Class II (Ka Man Au and Jieyun Yu) serves for an initial term expiring at our annual meeting of members in 2013; and each director initially appointed to Class III (Hon Tak Ringo Ng, Andrew N. Bernstein and Jin Wang) serves for an initial term expiring at our annual meeting of members in 2014.

Yu Chuan Yih and Xiang Xiong Deng are the two current Class I directors whose terms expire at this Annual Meeting. Each is being nominated for re-election as a director.

Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as nominees for election as Class I directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

The Board of Directors

Name	Age	Position	Class	Term Ends
Yu Chuan Yih	72	Chairman of the Board of Directors, President and Chief Executive Officer	Class I	2012
Ka Man Au	47	Chief Operating Officer, Secretary and Director	Class II	2013
Hon Tak Ringo Ng	52	Chief Financial Officer and Director	Class III	2014
Andrew N. Bernstein	59	Director	Class III	2014
Xiang Xiong Deng	47	Independent Non-Executive Director	Class I	2012
Jin Wang	41	Independent Non-Executive Director	Class III	2014
Jieyun Yu	46	Independent Non-Executive Director	Class II	2013

None of our directors and officers was selected due to any agreement or understanding with any other person. There is no family relationship between any of our directors or executive officers and any other director or executive officer.

Nominees for Election as Class I Directors for a term expiring at the Company’s 2015 Annual Meeting of Shareholders

Mr. Yu Chuan Yih established the business of Lorenzo Jewelry Ltd. and has served as president and managing director since 1987. Mr. Yih is primarily responsible for business development and overall company management. He has over 20 years of experience in colored stone production and marketing. Mr. Yih had been a gemstone trader in Brazil and has extensive experience and relationships in gem sourcing and jewelry design. Mr. Yih is also the Founding Sponsor of the Hong Kong branch of the Gemological Institute of America (“GIA”), the non-profit educational organization for the jewelry industry.

Mr. Xiang Xiong Deng was appointed as an independent non-executive director effective October 29, 2007. He serves on the audit and nominating committees. Mr. Deng graduated from Shenzhen University (Bachelor of Law) and Shanghai Jiao Tong University (MBA). He is a member of the Shenzhen Board of Arbitration and formerly the General Manager of a number of state-owned and private enterprises. He is experienced in both capital management and investment banking.

Class II Directors Continuing in Office until the Company’s 2013 Annual Meeting of Shareholders

Ms. Ka Man Au has served as a director of Lorenzo Jewelry Ltd. since its incorporation in 1987. Ms. Au has been our chief operating officer since January 1, 2002 and is primarily responsible for our general administration, human resources, operations and management.

Ms. Jieyun Yu was appointed as an independent non-executive director effective October 29, 2007. She serves on the audit and compensation committees. Ms. Yu is currently assistant manager of finance at the headquarters of the Bank of China Group Insurance Co. Ltd. and general manager of finance at the company’s Shenzhen Branch Office. She has held these positions since June 2003. Earlier, Ms. Yu served in finance management positions for Midland Realty (Shenzhen) Co. Ltd. (2001-2002), Intermost Corp. (1998-2001) and Guanghua Zhaori Production Co. Ltd. (1992-1998). Prior to these positions, she was a statistician and auditor (1998-2002) at the Shenzhen Culture Bureau.

Class III Directors Continuing in Office until the Company’s 2014 Annual Meeting of Shareholders

Mr. Hon Tak Ringo Ng has served as our chief financial officer since September 1997 and as one of our directors since May 1, 2001. Mr. Ng received his Bachelor of Science degree in civil engineering from the University of London in 1984 and his Master of Commerce in accounting and commercial administration from the University of New South Wales in 1994. From July 1994 through September 1997, he was an audit senior with Moores Rowland C.A., Certified Public Accountants. Mr. Ng is a certified practicing accountant of the Australian Society of CPAs.

Mr. Andrew N. Bernstein joined us a director in July 2005. He serves on the compensation and nominating committees. He earned his Bachelor of Science degree from Cornell University in 1974 and his Juris Doctor degree from Boston College Law School in 1977. Since 1978, Mr. Bernstein has been engaged in the private practice of law in Denver, Colorado, with emphasis on the representation of private and public companies and their transactional, corporate and securities matters. Mr. Bernstein has served as our US securities counsel since March 1997.

Mr. Jin Wang was appointed as an independent non-executive director effective October 29, 2007. He serves as chair of the audit committee and a member of the nominating and compensation committees. Mr. Wang is currently vice president of the Shenzhen Shengwei Taxation Co. Ltd. and has held that position since January 2006. Before that, he served in a number of posts with responsibilities for financial management and auditing. These include Project Manager of the Audit Department at the accounting firm Shenzhen Changcheng (2004-2005), Assistant Financial Manager at Shenzhen Jinggong Design and Decoration Co. Ltd. (2003-2004) and Manager of the Finance Department at Jiaguo Trading (Shenzhen) Co. Ltd., a wholly owned subsidiary of Bank of China Group Investment Co. Ltd (1997-2003).

Compensation of Directors and Executive Officers

The aggregate compensation paid by us to all of our directors and executive officers as a group for the fiscal year ended December 31, 2011 on an accrual basis, for services in all capacities, was $1,441,000. During the fiscal year ended December 31, 2011, we contributed an aggregate amount of $31,000 toward the pension plans of our directors and executive officers.

Executive Service Contract

We entered into an employment agreement with Mr. Yu Chuan Yih, effective January 1, 2010, for a period of three years at an annual salary of $308,000, which has been revised to $519,000 for the year 2011. Mr. Yih’s remuneration package includes benefits with respect to an automobile. In addition, Mr. Yih is entitled to an annual management bonus of a sum to be determined by the compensation committee of the board of directors at its discretion, having regard for our operating results and the performance of Mr. Yih during the relevant financial year.

During the fiscal year ended December 31, 2009, we did not grant any options to any of our directors or executive officers, except as follows: on February 17, 2009, we granted the following executive officers and directors an aggregate of 1,340,000 options to acquire 1,340,000 shares subject to various vesting schedules at $0.60 per share at any time on or after February 17, 2010: Mr. Yih—900,000; Ms. Au—200,000; Mr. Ng—200,000; and Mr. Deng—40,000.

During the fiscal years ended December 31, 2010 and 2011, we did not grant any options to any of our directors or executive officers.

Our Stock Compensation Plans

We have adopted the following stock compensation plans as set forth below. The purpose of each plan was/is to:

•	encourage ownership of our common stock by our officers, directors, employees and advisors

•	provide additional incentive for them to promote our success and our business

•	encourage them to remain in our employ by providing them with an opportunity to benefit from any appreciation of our common stock through the issuance of stock options

Options constituted either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constituted nonqualified options at the time of issuance of such options. The plan provided that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. The compensation committee had the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.

The 1998 Stock Compensation Plan

Effective June 1, 1998, we adopted and approved the 1998 Stock Compensation Plan, which our shareholders approved on December 9, 1998. A total of 4,000,000 shares of common stock were authorized and reserved for issuance during the term of the plan, which expired in June 2008.

On October 17, 2000, the Company offered each option holder the opportunity to cancel all or some of the stock options previously granted in exchange for the granting on April 30, 2001 of options to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001, for a new term of seven years expiring April 30, 2008.

As of March 31, 2012, 3,990,000 options had been exercised and the following options to purchase shares of our common stock under the plan were outstanding:

•	a total of 10,000 stock options to purchase 10,000 shares at $2.00 per share through June 30, 2013, none of which stock options is held by our directors and executive officers as a group.

The 2003 Stock Compensation Plan

Effective July 1, 2003, we adopted and approved the 2003 Stock Compensation Plan, which our shareholders approved on December 5, 2003. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in June 2013.

As of March 31, 2012, 3,448,500 options had been exercised and the following options to purchase shares of our common stock under the plan were outstanding:

•	a total of 379,500 stock options to purchase 379,500 shares at $2.00 per share through June 30, 2013, of which 300,000 stock options are held by our directors and executive officers as a group.

The 2005 Stock Compensation Plan

Effective July 1, 2005, we adopted and approved the 2005 Stock Compensation Plan, which our shareholders approved on September 26, 2005. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in June 2015.

As of March 31, 2012, 3,895,000 options had been exercised and the following options to purchase shares of our common stock under the plan were outstanding:

•	a total of 105,000 stock options to purchase 105,000 shares at $0.40 per share through various expiration dates, none of which stock options is held by our directors and executive officers as a group.

The 2008 Stock Compensation Plan

Effective August 8, 2008, we adopted and approved the 2008 Stock Compensation Plan, which our shareholders approved on November 14, 2008. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in August 2018.

As of March 31, 2012, 2,844,000 options had been exercised and the following options to purchase shares of our common stock under the plan were outstanding:

•

a total of 1,156,000 stock options to purchase 1,156,000 shares at $0.60 per share through various expiration dates, of which 220,000 stock options are held by our directors and executive officers as a group.

Other Options and Warrants Outstanding

As of March 31, 2012, no additional options and warrants to purchase shares of our common stock were outstanding.

THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT YOU VOTE FOR THE ELECTION OF THE TWO NOMINEES.

CERTAIN TRANSACTIONS

Certain of our banking facilities are collateralized by properties owned by Yu Chuan Yih and his personal guarantee to the extent of $53,560,000 as of December 31, 2011. Mr. Yih has not received any additional compensation or consideration from us in return for his personal guarantees.

During the fiscal year ended December 31, 2011, we leased certain of our office and quarters from an entity of which one of our directors serves as a director in the amount of $231,000. We believe that the lease rates are fair and reasonable and are based on comparable fair market values.

We paid Andrew N. Bernstein, P.C., the law firm of which Andrew N. Bernstein, one of our directors, is the sole shareholder, for legal services rendered to us during the fiscal year ended December 31, 2011 the amount of $193,600. In addition, Mr. Bernstein received an annual fee of $12,000 during the fiscal year ended December 31, 2011 for his service as one of our directors.

During the fiscal year ended December 31, 2011, we obtained loans of $2,438,000 from a shareholder and repaid $855,000. As of December 31, 2011, we had an outstanding balance of $1,583,000 due to the shareholder.

ADDITIONAL MATTER TO BE VOTED UPON BY OUR SHAREHOLDERS

THE RATIFICATION OF AUDITOR PROPOSAL

Gruber & Company, LLC served as our independent registered public accounting firm, until its resignation effective August 23, 2011, and that firm conducted the audit of our consolidated financial statements for fiscal years 2009 and 2010. Effective August 23, 2011, we appointed Deloitte Touche Tohmatsu CPA Limited to serve as our independent registered public accounting firm to conduct an audit of our consolidated financial statements for the fiscal year ended December 31, 2011.

Thereafter, we appointed Deloitte Touche Tohmatsu CPA Limited to serve as our independent registered public accounting firm to conduct an audit of our consolidated financial statements for the fiscal year ending December 31, 2012.

During our two most recent fiscal years and any subsequent interim period preceding the resignation, we did not have any disagreements with Gruber & Company, LLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gruber & Company, LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No report of Gruber & Company, LLC on our financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board of Directors is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Deloitte Touche Tohmatsu CPA Limited, and may retain that firm or another without re-submitting the matter to the Company’s shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT YOU VOTE FOR THE RATIFICATION OF AUDITOR PROPOSAL.

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Deloitte Touche Tohmatsu CPA Limited is expected to attend the meeting and will have the opportunity to make a statement if he so desires. This representative is expected to be available to respond to appropriate shareholder questions at that time.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION

AT NEXT ANNUAL MEETING OF SHAREHOLDERS

Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 31, 2012. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

OTHER BUSINESS

Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 26, 2012. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, LJ INTERNATIONAL INC., UNIT #12, 12/F, BLOCK A, FOCAL INDUSTRIAL CENTRE, 21 MAN LOK STREET, HUNG HOM, KOWLOON, HONG KONG.

The above notice and proxy statement are sent by order of the board of directors.

November 7, 2012	KA MAN AU Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

LJ INTERNATIONAL INC.

TO BE HELD DECEMBER 21, 2012

The undersigned hereby appoints Yu Chuan Yih as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of LJ International Inc. held of record by the undersigned as of the close of business on October 26, 2012, at the Annual Meeting of Shareholders to be held on Friday, December 21, 2012, or any adjournment or postponement.

1. ELECTION OF CLASS I DIRECTORS

___	FOR all nominees listed below	___	WITHHOLD AUTHORITY
	(except as marked to the		to vote for all nominees
	contrary below)		listed below

Yu Chuan Yih; Xiang Xiong Deng

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2. To ratify the selection of Deloitte Touche Tohmatsu CPA Limited as the Company’s independent registered public accounting firm (the “Ratification of Auditor Proposal”).

         FOR                  AGAINST                  ABSTAIN

3.	In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2012
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND

RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

☐	PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.